Exhibit 24.1

VIACOM INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended September 30, 2018, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of November, 2018.

/s/ Cristiana Falcone Sorrell
Cristiana Falcone Sorrell

VIACOM INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended September 30, 2018, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of November, 2018.

/s/ Thomas J. May
Thomas J. May

VIACOM INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended September 30, 2018, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of November, 2018.

/s/ Judith A. McHale
Judith A. McHale

VIACOM INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended September 30, 2018, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of November, 2018.

/s/ Ronald L. Nelson
Ronald L. Nelson

VIACOM INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended September 30, 2018, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of November, 2018.

/s/ Deborah Norville
Deborah Norville

VIACOM INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended September 30, 2018, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of November, 2018.

/s/ Charles E. Phillips, Jr.
Charles E. Phillips, Jr.

VIACOM INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended September 30, 2018, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of November, 2018.

/s/ Shari Redstone
Shari Redstone

VIACOM INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically (1) the Company’s Annual Report on Form 10‑K for the fiscal year ended September 30, 2018, and any amendments thereto, (2) the Company’s Registration Statement on Form S-3 (the “Form S-3”), and any amendments thereto (including post-effective amendments), and (3) any and all instruments and documents filed as part of or in connection with the Form S-3 or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in the Form S-3 and any and all documents relating to such securities, in each case to be filed with the Securities and Exchange Commission (the “Commission”) and/or any national securities exchange under the Securities Exchange Act of 1934, as amended; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of November, 2018.

/s/ Nicole Seligman
Nicole Seligman